AGREEMENT TO GRANT LICENSE

WHEREAS  Southern   Research   Institute  (SRI)  of  2000  Ninth  Avenue  South,
Birmingham, Alabama 35205 and Eurobiotech Group, Inc. (Eurobiotech), a Delaware company have entered into an Agreement to co-develop certain technology, and;

WHEREAS SRI has granted to Eurobiotech a license to co-develop the technology and to market product(s) developed from the technology in certain territories, as defined by the Co-development Agreement entered into by the parties, it is further agreed;

SRI shall allow Eurobiotech to license the technology to Bioenvision, Inc, a Delaware company that has acquired 100% of the equity holdings in Eurobiotech. It is agreed that Bioenvision shall be bound by the terms of the Co-development Agreement and shall make the payment due to SRI under the terms of that Agreement.

IN WITNESS WHEREOF the parties have caused this Agreement to be executed by their duly authorized officers on the respective dates and at the respective places hereinafter set forth.


EUROBIOTECH:                              SRI:

/s/ [ILLEGIBLE]                           /s/ G. E. Dwyer
--------------------------------          --------------------------------
Signature                                 Signature


[ILLEGIBLE]                               G. E. Dwyer
--------------------------------          --------------------------------
Print Name                                Print Name


19/8/98                                    9/1/98
--------------------------------          --------------------------------
Date                                      Date